UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2021

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2021, David Kelso, a member of the Board of Directors (the “Board”) of ExlService Holdings, Inc. (the “Company”), notified the Chairman of the Board, Garen Staglin, of his decision to not stand for re-election to the Board at the Company’s 2021 Annual Meeting of Stockholders to be held in June 2021 (the “Annual Meeting”). The Company expressed its appreciation for Mr. Kelso’s service to the Company, on which he has served as a member since 2006. Mr. Kelso will continue as a director and member of the Board’s Nominating and Corporate Governance Committee and Audit Committee until the Annual Meeting. A copy of the press release announcing Mr. Kelso’s resignation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Effective January 19, 2021, pursuant to recommendation from the Board’s Nominating and Governance Committee, the Board appointed Kristy Pipes to be a member of the Board. Ms. Pipes was also appointed to serve on the Board’s Audit Committee and the Board’s Compensation Committee. In connection with Ms. Pipes’ appointment the Company expanded the size of the Board from ten to eleven directors.

From 1999 until her retirement in 2019, Ms. Pipes served in various roles at Deloitte Consulting, a management consultancy firm, including most recently serving as Managing Director and Chief Financial Officer. She also serves as a director, Chair of the Audit Committee and member of the Nominating/Corporate Governance Committee of PS Business Parks, Inc. (NYSE: PSB), and as a director, Chair of the Audit Committee and member of the Nominating/Corporate Governance Committee of Public Storage (NYSE: PSA).

Ms. Pipes will be entitled to the compensation the Company offers its other non-executive directors, including annual retainers and equity compensation in the form of Company restricted stock units. For more information on the compensation of the Company’s directors, please refer to the disclosure under the heading “Director Compensation for Fiscal Year 2020” in the Company’s Proxy Statement for its Annual Meeting of Stockholders held on June 15, 2020 (filed with the Securities and Exchange Commission on April 24, 2020).

A copy of the press release announcing Ms. Pipes’ appointment is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated January 21, 2021.
99.2	Press Release, dated January 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

January 21, 2021	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary